EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Novint Technologies, Inc. (the “Company”) on Form 10-QSB for the fiscal period ended June 30, 2006, as filed with the Securities and Exchange Commission on August 21, 2006 (the “Report”), I, Tom Anderon, Chief Executive Officer, President and Acting Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 21, 2006 Albuquerque, New Mexico	/s/ TOM ANDERSON
Tom Anderson
Chief Executive Officer, President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to and will be retained by Novint Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.